UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08544

Investment Managers Series TRUST III

(Exact Name of Registrant as Specified in Charter)

235 West Galena Street

Milwaukee, Wisconsin 53212

(Address of Principal Executive Offices, including Zip Code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

(Name and Address of Agent for Service)

COPIES TO:

Laurie Anne Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, California 92626

Registrant’s telephone number, including area code: (626) 385-5777

Date of fiscal year end: September 30

Date of reporting period: March 31, 2024

EXPLANATORY NOTE: “The Registrant is filing this amendment to its Form N-CSR for the period ended March 31, 2024 , originally filed with the Securities and Exchange Commission on June 07, 2024, (Accession Number 0001104659-24-069456), to amend the percentage of Yield-to-worst to 5.53% from 5.78% shown on the table of the Letter to Shareholders on page 1 and page 2 of the Semi-Annual Report. The effect of these amendments had no impact to the net assets of the Fund. Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.”

Item 1: Report to Shareholders.

(a)	The Reports to Shareholders are attached herewith.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street Milwaukee, Wisconsin 53212

Semi-Annual Report

March 31, 2024

FPA New Income Fund

FPA NEW INCOME FUND
LETTER TO SHAREHOLDERS

Dear Shareholder:

FPA New Income Fund (the "Fund") returned 0.86% in the first quarter of 2024.

Sector	As of 3/31/2024
Yield-to-worst[1]	5.53%
Effective Duration	3.04 years
Spread Duration	2.95 years
High Quality Exposure[2]	90%
Credit Exposure[3]	10%

Uncertainty about the pace of disinflation led to an increase in risk-free rates during the quarter as Treasury yields increased by 25-40 bps across the yield curve and spreads narrowed across the bond market. On an absolute basis, we continue to see an attractive opportunity to buy longer duration "High Quality" bonds (rated single-A or higher) that we believe will enhance the Fund's long-term returns and short-term upside-versus-downside return profile. We do not generally view "Credit" (investments rated BBB or lower, including non-rated investments) as attractively priced, but we continue to search and will opportunistically invest in Credit when we believe prices adequately compensate for the risk of permanent impairment of capital and near-term mark-to-market risk. The Fund's Credit exposure was essentially unchanged at 10.0% on March 31, 2024 versus 9.9% on December 31, 2023. Cash and equivalents represented 4.6% of the portfolio on March 31, 2024 versus 3.9% on December 31, 2023.

Portfolio Attribution4

First Quarter 2024

The largest contributor to performance were asset-backed securities (ABS) backed by equipment due to coupon payments, which were partially offset by lower prices as a result of an increase in risk-free rates. The second- and third-largest contributors to performance were collateralized loan obligations (CLOs) backed by corporate loans and CLOs backed by commercial real estate loans, respectively, which benefited from coupon payments and higher prices due to narrower spreads. These high-quality CLOs are predominantly floating rate.

1  Yield-to-worst ("YTW") is presented gross of fees and reflects the lowest potential yield that can be received on a debt investment without the issuer defaulting. YTW considers the impact of expected prepayments, calls and/or sinking funds, among other things. Average YTW is based on the weighted average YTW of the investments held in the Fund's portfolio. YTW may not represent the yield an investor should expect to receive. As of March 31, 2024, the Fund's subsidized/unsubsidized 30-day SEC standardized yield ("SEC Yield") was 4.72%/4.58% respectively. The SEC Yield calculation is an annualized measure of the Fund's dividend and interest payments for the last 30 days, less the Fund expenses. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without waivers and/or reimbursements, yields would be reduced. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursements in effect. The SEC Yield calculation shows investors what they would earn in yield over the course of a 12-month period if the fund continued earning the same rate for the rest of the year.

2  High Quality is defined as investments rated A or higher, Treasuries, and cash and equivalents.

3  Credit is defined as investments rated BBB or lower, including non-rated investments.

4  This information is not a recommendation for a specific security or sector and these securities/sectors may not be in the Fund at the time you receive this report. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. The portfolio holdings as of the most recent quarter-end may be obtained at fpa.com.

Past results are no guarantee, nor are they indicative, of future results.

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The only detractor from performance during the quarter were U.S. Treasury bonds, which decreased in price as a result of an increase in risk-free rates. Although there were other individual bonds that detracted from performance during the quarter, there were no other meaningful detractors at the sector level.

Portfolio Activity5

The table below shows the portfolio's sector-level exposures at March 31, 2024 compared to December 31, 2023:

Sector	% Portfolio 3/31/2024	% Portfolio 12/31/2023
ABS	38.2%	41.9%
CLO	4.5%	5.4%
Corporate	6.8%	7.0%
Agency CMBS	13.6%	12.3%
Non-Agency CMBS	6.3%	7.7%
Agency RMBS	13.9%	12.2%
Non-Agency RMBS	4.7%	4.3%
Stripped Mortgage-backed	0.4%	0.4%
U.S. Treasury	7.1%	4.9%
Cash and equivalents	4.6%	3.9%
Total	100.0%	100.0%
Yield-to-worst[1]	5.53%	5.57%
Effective Duration (years)	3.04%	2.75%
Spread Duration (years)	2.95%	2.77%
Average Life (years)	3.70%	3.40%

As yields have increased over the past 27 months, we have taken advantage of this opportunity to buy longer-duration bonds. We believe these bonds not only offer an attractive absolute long-term return but also improve the short-term return profile of the portfolio. The duration of these investments is guided by our duration test, which seeks to identify the longest-duration bonds that we expect will produce at least a breakeven return over a 12-month period, assuming a bond's yield will increase by 100 bps during that period. Consistent with this test, during the first quarter, we bought fixed-rate, High Quality bonds including agency mortgage pools, ABS backed by equipment, agency-guaranteed commercial mortgage-backed securities (CMBS), non-agency residential mortgage-backed securities (RMBS), ABS backed by credit card receivables, ABS backed by prime quality auto loans, and utility cost-recovery bonds. On average, these investments had a weighted average life of 5.5 years. We also extended the duration of and added to our Treasury holdings. Finally, we bought a AAA-rated floating-rate CLO. Within Credit, we bought a BBB-rated corporate bond.

5  Portfolio composition will change due to ongoing management of the Fund. Please see the 'Important Disclosures' for important information and definitions of key terms.

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To fund these investments, we used a combination of proceeds from maturing investments and sales of existing short-maturity holdings including, but not limited to, High Quality ABS, CLOs (both corporate loan-backed CLOs and commercial real estate-backed CLOs) and agency-guaranteed CMBS. The High Quality investments that we sold had a weighted average life of 1.2 years. Lastly, we sold a short-maturity BBB-rated corporate bond to take advantage of other, more attractive opportunities.

Market Commentary

As shown in the following chart, progress on reducing inflation appears to have stalled, casting doubt on the timeline of reaching the Federal Reserve's 2% target.

CPI Urban Consumers less Food and Energy year/year Change

Source: US Department of Labor. As of March 31, 2024. The Consumer Price Index, or CPI, reflects the average change over time in prices paid by urban consumers for a market basket of consumer goods and services. The Federal Reserve seeks to achieve an average of 2% inflation rate (https://www.federalreserve.gov/newsevents/pressreleases/monetary20221102a.htm). Dotted line represents the Federal Reserve target.

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By other measures, inflation may have accelerated. Consequently, whereas at the end of 2023 the market was expecting the Federal Reserve to institute more than six cuts to the Fed Funds rate in 2024, at the end of March 2024 the market expected only around three cuts. As of April 2024, those expectations had further decreased to perhaps one rate cut in 2024. There has even been chatter among some commentators that the Fed may need to raise rates at some point. The uncertainty about the macroeconomic environment has led to volatility in expectations for the Fed Funds rate with the market consistently too optimistic about the Fed lowering rates:

Fed Funds Rate and Futures Pricing

Source: Deutsche Bank, Bloomberg Finance LP; "What keeps us awake at night?'; April 29,2024. Dotted lines represent futures pricing as of dates noted.

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In response, risk-free rates increased during the first quarter, as shown below.

U.S. Treasury Yield Curve

Source: Bloomberg; As of 3/29/2024

The market vacillates about what the Fed will or will not do, and for good reason. It's difficult to forecast the future using data that is both stale (inflation data is published with a lag) and imprecise (inflation statistics don't accurately capture pricing in the economy because of imputed prices or sticky prices like rent, for example). For this reason, we have avoided trying to forecast what the Fed will do because we find that trying to invest by betting on the Fed and the macroeconomy is short-term oriented and speculative and creates a less certain path to attractive long-term returns. Instead, we focus on long-term returns using price as our guide. We define "price" as the combination of factors that could affect the return of and return on our capital including, among other things, dollar price, coupon, spread, maturity, call protection, loan-to-value, and structure.

The following two charts show that Treasury yields and yields on High Quality bonds are currently among the highest in over 15 years.

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Treasury Yield

Source: Bloomberg. Data from 1/5/1962-3/29/2024. Past performance is no guarantee, nor is it indicative, of future results. Please refer to the end of the commentary for Important Disclosures and definitions of key terms.

FPA NEW INCOME FUND
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Bloomberg U.S. Aggregate Bond Index

Source: Bloomberg. As of March 31, 2024. YTW is Yield-to-Worst. Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on the-run treasury. Past results are no guarantee, nor is it indicative, of future results. Please refer to the end of the commentary for Important Disclosures and Index definitions.

As we have described in past commentaries, higher yields over the past couple of years have created what we believe is an attractive opportunity to buy longer-duration, High Quality bonds. We believe our investors will be better off in the long-term earning today's yields for multiple years. Therefore, we want to lock in today's yields for as long as possible. However, because the future is uncertain, we also want to be thoughtful about limiting the short-term mark-to-market risk associated with increases in interest rates.

To help strike the balance between locking in yields for as long as possible and providing some short-term price-related downside protection, we select the duration of our investments using the duration test described above. The chart below illustrates our 100 bps duration test.

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Hypothetical 12-month U.S. Treasury Returns

Source: Bloomberg. ^ Yield-to-maturity is the annualized total return anticipated on a bond if the bond is held until it matures and assumes all payments are made as scheduled and are reinvested at the same rate. The expected return assumes no change in interest rates over the next 12 months. * Upside return estimates the 12-month total return assuming yields decline by 100 bps over 12 months. Downside return estimates the 12-month total return assuming yields increase by 100 bps over 12 months. Return estimates assume gradual change in yield over 12 months. The hypothetical stress test data provided herein is for illustrative and informational purposes only and is intended to demonstrate the mathematical impact of a change in Treasury yields on hypothetical Treasury returns. No representation is being made that any account, product or strategy will or is likely to achieve profits, losses, or results similar to those shown. Hypothetical results do not reflect trading in actual accounts, and does not reflect the impact that all economic, market or other factors may have on the management of the account. Hypothetical results have certain inherent limitations. There are frequently sharp differences between simulated results and the actual results subsequently achieved by any particular account, product or strategy. Past performance is no guarantee, nor is it indicative, of future results. Please refer to the back of the commentary for important disclosures.

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The first bar shown for each period represents Treasury yields of various maturities at March 29, 2024. The second bar shown for each period represents the results of our 100 bps duration test and represent the short-term downside return potential for these bonds. For example, the 5-year Treasury purchased at a 4.21% yield would be expected to return 0.64% over twelve months if its yield increased by 100 bps from 4.21% to 5.21% during that time. A similar analysis applied to the 7-year Treasury would result in a total return loss of -0.89%. With a better-than-breakeven return, the 5-year Treasury would be a candidate for the portfolio but the 7-year Treasury would not because it produces an expected loss over twelve months.

Shorter-maturity bonds would also pass our duration test in today's market and would be expected to produce positive short-term returns if yields increase, but longer-maturity bonds add more short-term upside potential to the portfolio. The third bar shown for each period represents the short-term upside return potential, namely the potential total return over twelve months if rates decrease by 100 bps. The 5-year Treasury offers a potential upside return of 7.9%. Although the 7-year Treasury offers a higher potential total return in the upside scenario, that upside should be balanced with the prospect of losing money in the short-term. The 5-year Treasury captures over 80% of the short-term upside return of the 7-year Treasury but with less short-term downside risk. Likewise, our investments in longer-duration bonds create the potential for the portfolio to capture a meaningful portion of the upside offered by longer-duration bonds like those represented in the Bloomberg Aggregate Bond Index. At the same time, our focus on downside protection means using our 100 bps duration test to identify longer duration bonds that we believe will preserve capital in the short-term if rates rise (within reason), thereby enabling opportunistic redeployment into more attractive investment opportunities if and when they appear.

To that end, we have spent the past 27 months increasing the Fund's duration. Whereas the average fund in the Morningstar U.S. Short Term bond category had a 2.75-year duration at the end of 2021 — before rates began to increase — and maintained a similar duration of 2.79 years through March 2024, the Fund's duration increased from 1.39 years at December 31, 2021 to 3.04 years at March 31, 2024, a 1.65 year increase.6 When rates were very low in 2021, the Fund had a far-below-average duration because we believed investors should take less risk when the market is expensive (i.e., when rates are low). Now that the market is cheaper (i.e., rates are higher), we believe investors should be willing to take on more duration risk because they are now being compensated for that risk through higher yields.

Although we see an attractive opportunity to buy longer-duration High Quality bonds, we do not generally see attractive investment opportunities in lower-rated debt. In the high yield market, yields also remain near 15-year highs, but spreads have retreated to the 16th percentile, as measured by the BB component of the Bloomberg U.S. Corporate High Yield index excluding Energy, an index we believe provides the most consistent view of high yield market prices over time with fewer distortions caused by changes in the composition of the overall high yield index.

6  Source: Morningstar Direct, FactSet.

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Bloomberg U.S. Corporate High Yield BB excl. Energy

Source: Bloomberg. As of March 29, 2024. YTW is Yield-to-Worst. Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on the-run Treasury. Past results are no guarantee, nor is it indicative, of future results. Please refer to the end of the commentary for Important Disclosures and Index definitions.

Further, the extra spread offered by high yield bonds in comparison to investment grade bonds has also compressed. For example, the spread on the aforementioned BB-rated high yield index, excluding energy, less the spread on investment grade corporate bonds has decreased to the sixth percentile.

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Bloomberg U.S. Corporate High Yield Spread less
Bloomberg U.S. Investment Grade Corporate Spread

Source: Bloomberg. As of March 29, 2024. Past results are no guarantee, nor is it indicative, of future results. Please refer to the end of the commentary for Important Disclosures and Index definitions.

Importantly, measures of the high yield market such as yield and spread do not account for changes in the underlying quality of bonds in the market at any given point in time. Suffice it to say, it is our opinion that there has been a degradation in the quality of high yield bonds over the past few years (most notably via weaker structural protections for bondholders) which, all things being equal, makes high yield debt more expensive than the charts above would suggest. Given current prices in the yield market, we generally find that, compared to investment grade bonds, the low spreads in the high yield market do not offer enough incremental compensation for the extra credit risk involved in high yield debt. We continue to research the high yield market for investment opportunities, but these days we typically find High Quality bonds more appealing.

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As always, we invest with a flexible, opportunistic, patient, and long-term -oriented investment approach that seeks attractive short- and long-term risk-adjusted returns. Inherent in that approach is a willingness to choose a different tack than other bond investors, whether buying longer-duration bonds or leaning toward higher quality bonds. The chart below shows that our willingness to deviate from the crowd has been beneficial to our investors over the long-term as evidenced by the Fund having compounded capital at a greater rate of return over the past 10 years with less volatility and generally smaller drawdowns compared to other comparable funds, indices or even the broader bond market:

Growth of $10,000 over Ten Years

Source: Morningstar Direct. As of 3/31/2024. Maximum Drawdown is the maximum loss from a peak to a trough of a portfolio, before a new peak is attained. FPA New Income Fund — Institutional Class ("Fund") inception is July 11, 1984. Fund performance is net of all fees and expenses and includes the reinvestment of distributions. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that if you redeem your investment in the Fund it may be worth more or less than its original cost. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Current month-end performance data for the Fund, which may be higher or lower than the performance data quoted, may be obtained at fpa.com or by calling toll-free, 1-800-982-4372. The Funds net expense ratio as indicated in its most recent prospectus is 0.45%. Please refer to page 1 for net performance of the Fund and the end of this commentary for Important Disclosures and definitions of key terms.

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With our personal capital invested in the Fund, we are pleased with the returns on our investment and we hope our fellow investors feel the same. Our focus though remains on the present and we are excited about the investment opportunities created by higher yields.

Thank you for your confidence and continued support.

Abhijeet Patwardhan
Portfolio Manager
April 2024

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Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of the publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data. You should not construe the contents of this document as legal, tax, accounting, investment or other advice or recommendations.

Abhijeet Patwardhan has been portfolio manager for the Fund since November 2015. Thomas Atteberry managed/co-managed the Fund from November 2004 through June 2022. Effective July 1, 2022, Mr. Atteberry transitioned to a Senior Advisory role. There were no material changes to the investment process due to this transition. Effective September 30, 2023, Mr. Atteberry no longer acts as a Senior Advisor to the investment team, but he remains as Senior Advisor to FPA.

Effective July 28, 2023, FPA New Income, Inc. was reorganized into the FPA Funds Trust and its new name is FPA New Income Fund. There was no change in its investment objective, investment strategy or fundamental investment policies. FPA continues to be the adviser to the Fund. For more information, please refer to the announcement on FPA's website at: https://fpa.com/news-special-commentaries/fund-announcements/2023/06/26/fpa-announces-fund-reorganizations. Effective January 10, 2024, the FPA Funds Trust was renamed to the Investment Managers Series Trust III.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at fpa.com.

The statements made herein may be forward-looking and/or based on current expectations, projections, and/or information currently available. Actual results may differ from those anticipated. The portfolio manager and/or FPA cannot assure future results and disclaims any obligation to update or alter any statistical data and/or references thereto, as well as any forward-looking statements, whether as a result of new information, future events, or otherwise. Such statements may or may not be accurate over the long-term.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be elevated when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. The securities of smaller, less well-known companies can be more volatile than those of larger companies.

The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

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Interest rate risk is the risk that when interest rates go up, the value of fixed income instruments, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principal due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a fixed income instrument, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults, the fixed income instrument may lose some or all of its value.

Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default.

Collateralized debt obligations ("CDOs"), which include collateralized loan obligations ("CLOs"), collateralized bond obligations ("CBOs"), and other similarly structured securities, carry additional risks in addition to interest rate risk and default risk. This includes, but is not limited to: (i) distributions from the underlying collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Investments in CDOs are also more difficult to value than other investments.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

The ratings agencies that provide ratings are the Nationally Recognized Statistical Ratings Organizations (NRSROs) DBRS, Inc., Fitch Ratings, Inc., Kroll Bond Rating Agency, Inc., Moody's Investors Service, Inc., and S&P Global Ratings. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have higher default risk.

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

The Fund is not authorized for distribution unless preceded or accompanied by a current prospectus. The prospectus can be accessed at: https://fpa.com/request-funds-literature.

Important Disclosures for Hypothetical Stress-Tested Results

The hypothetical and estimated data provided herein is for illustrative and informational purposes only. No representation is being made that Fund or the securities used for the simulation will or is likely to achieve profits, losses, or results similar to those shown. Hypothetical and estimated results do not reflect trading in actual accounts, and do not reflect the impact that economic, market or other factors may have on the management of the account.

The hypothetical and estimated results as set forth in this commentary do not represent actual results; actual results may significantly differ from the theoretical data being presented. Hypothetical/estimated results have certain inherent limitations. Hypothetical models theoretically may be changed from time to time to obtain more favorable results. There may be sharp differences between simulated or estimated results and the actual results subsequently achieved by any particular security, account, product or strategy. In addition, simulated/estimated results cannot account for the impact of certain market risks such as a lack of liquidity or

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default risk. There are numerous other factors related to the markets in general or the implementation of any specific strategy which cannot be fully accounted for in the preparation of simulated or estimated results, all of which can adversely affect actual results.

A client's individual portfolio results may vary from any hypothetical or estimated results because of the timing of trades, deposits and withdrawals, the impact of management fees and taxes, market fluctuations, trading costs, cash flows, custodian fees, among other factors. Hypothetical results are not meant to be construed as a prediction of the future return of the Fund. Past performance is no guarantee, nor is it indicative, of future results.

Index / Category Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged, do not reflect any commissions, fees or expenses which would be incurred by an investor purchasing the underlying securities. The Fund does not include outperformance of any index or benchmark in its investment objectives. Investors cannot invest directly in an index.

Bloomberg U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining in maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg U.S. Aggregate 1-3 Year Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a remaining maturity of 1 to 3 years. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Bloomberg U.S. Corporate High Yield BB ex Energy Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable BB-rated corporate bonds excluding energy sector. Bloomberg U.S. Corporate High Yield B ex Energy Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable B-rated corporate bonds excluding energy sector.

Bloomberg U.S. Investment Grade Corporate Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by US and non-US industrial, utility, and financial issuers.

The Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI will reflect the exact level of inflation at any given time. This index reflects non-seasonally adjusted returns.

CPI + 100 bps is the measure of the CPI plus an additional 100 basis points.

Morningstar Short-term Bond Category portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years. These portfolios are attractive to fairly conservative investors, because they are less sensitive to interest rates than portfolios with longer durations. Morningstar calculates monthly breakpoints using the effective duration of the Morningstar Core Bond Index in

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determining duration assignment. Short-term is defined as 25% to 75% of the three-year average effective duration of the Morningstar Core Bond Index. As of March 31, 2024, there were 581 funds in this category.

Other Definitions

ABS (Asset Backed Securities): financial securities backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities.

Basis Point (bps) is equal to one hundredth of one percent, or 0.01%. 100 basis points = 1%.

CLO (Collateralized Loan Obligation): is a single security backed by a pool of debt.

CMBS (Commercial Mortgage Backed Security): a mortgage-backed security backed by commercial mortgages rather than residential mortgages.

Convexity is the curvature in the relationship between bond prices and interest rates. It reflects the rate at which the duration of a bond changes as interest rates change.

Core duration bonds (also known as core bonds) refer to bonds similar in duration to Bloomberg U.S. Aggregate Bond Index.

Coupon or coupon payment is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

Corporate Holdings include bank debt, corporate bonds and common stock.

Effective Duration (years) is the duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change.

Mark-to-market is a method of recording the price or value of a security, portfolio, or account to reflect the current market value rather than book value.

A bond premium occurs when the price of the bond has increased in the secondary market. A bond might trade at a premium because its interest rate is higher than current rates in the market.

RMBS (Residential Mortgage Backed Securities): mortgage-backed securities backed by residential mortgages.

Stripped Mortgage-Backed Securities: a trust comprised of mortgage-backed securities which are split into principal-only strips and interest-only strips.

Weighted Average Life (years) is the average length of time that each dollar of unpaid principal on a loan, a mortgage or an amortizing bond remains outstanding. It is also referred to as "Average Life" or "Weighted Average Maturity."

Yield-to-Maturity (YTM) is the expected rate of return anticipated on a bond if held until it matures. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond's current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond's current yield.

©2024 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The FPA Funds are distributed by UMB Distribution Services, LLC, ("UMBDS"), 235 W. Galena Street, Milwaukee, WI, 53212. UMB is not affiliated with FPA.

FPA NEW INCOME FUND
SCHEDULE OF INVESTMENTS

As of March 31, 2024
(Unaudited)

BONDS & DEBENTURES — 93.5%	Principal Amount	Value
ASSET-BACKED SECURITIES — 42.6%
AUTO — 8.7%
Ally Auto Receivables Trust Series 2023-1, Class A4, 5.270%, 11/15/2028	$8,996,000	$9,014,660
BMW Vehicle Owner Trust Series 2022-A, Class A4, 3.440%, 12/26/2028	25,298,000	24,412,057
Series 2023-A, Class A4, 5.250%, 11/26/2029	6,776,000	6,810,323
Capital One Prime Auto Receivables Trust Series 2022-2, Class A4, 3.690%, 12/15/2027	15,513,000	14,937,597
CarMax Auto Owner Trust Series 2022-3, Class A4, 4.060%, 2/15/2028	63,819,000	62,364,201
Series 2022-3, Class B, 4.690%, 2/15/2028	19,152,000	18,761,184
Series 2023-2, Class A4, 5.010%, 11/15/2028	21,176,000	21,136,316
Series 2023-1, Class A4, 4.650%, 1/16/2029	10,892,000	10,766,971
Series 2023-3, Class A4, 5.260%, 2/15/2029	20,637,000	20,725,520
Ford Credit Auto Owner Trust Series 2023-A, Class A4, 4.560%, 12/15/2028	14,487,000	14,335,310
Series 2023-B, Class A4, 5.060%, 2/15/2029	7,137,000	7,102,640
GM Financial Consumer Automobile Receivables Trust Series 2022-3, Class A4, 3.710%, 12/16/2027	25,555,000	24,811,917
Series 2023-1, Class A4, 4.590%, 7/17/2028	15,767,000	15,571,691
Series 2023-3, Class A4, 5.340%, 12/18/2028	13,758,000	13,821,733
GM Financial Revolving Receivables Trust Series 2021-1, Class A, 1.170%, 6/12/2034(a)	38,305,000	34,922,550
Series 2023-1, Class A, 5.120%, 4/11/2035(a)	49,942,000	50,339,384
Series 2023-2, Class A, 5.770%, 8/11/2036(a)	12,704,000	13,139,099
Series 2024-1, Class A, 4.980%, 12/11/2036	49,685,000	49,993,544
Honda Auto Receivables Owner Trust Series 2022-2, Class A4, 3.760%, 12/18/2028	6,350,000	6,183,401
Hyundai Auto Receivables Trust Series 2022-B, Class A4, 3.800%, 8/15/2028	14,340,000	13,994,048
Series 2023-B, Class A4, 5.310%, 8/15/2029	10,743,000	10,834,739
Mercedes-Benz Auto Receivables Trust Series 2023-1, Class A4, 4.310%, 4/16/2029	10,006,000	9,851,439
Mercedes-Benz Auto Receivables Trust Series 2024-1, Class A4, 4.790%, 7/15/2031	8,831,000	8,815,392
Nissan Auto Receivables Owner Trust Series 2022-B, Class A4, 4.450%, 11/15/2029	13,366,000	13,126,374
Series 2023-A, Class A4, 4.850%, 6/17/2030	15,538,000	15,386,658
Porsche Financial Auto Securitization Trust Series 2023-1A, Class A4, 4.720%, 6/23/2031(a)	17,279,000	17,135,147

FPA NEW INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2024
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
SFS Auto Receivables Securitization Trust Series 2023-1A, Class A4, 5.470%, 12/20/2029(a)	$8,951,000	$9,043,256
Toyota Auto Loan Extended Note Trust Series 2022-1A, Class A, 3.820%, 4/25/2035(a)	54,519,000	52,782,226
Series 2023-1A, Class A, 4.930%, 6/25/2036(a)	43,813,000	43,959,721
Toyota Auto Receivables Owner Trust Series 2022-C, Class A4, 3.770%, 2/15/2028	10,600,000	10,253,015
Series 2023-A, Class A4, 4.420%, 8/15/2028	16,189,000	15,924,383
Series 2023-B, Class A4, 4.660%, 9/15/2028	19,879,000	19,573,561
Series 2023-C, Class A4, 5.010%, 2/15/2029	25,523,000	25,533,942
Volkswagen Auto Loan Enhanced Trust Series 2023-1, Class A4, 5.010%, 1/22/2030	11,637,000	11,473,636
World Omni Auto Receivables Trust Series 2023-A, Class A4, 4.660%, 5/15/2029	14,612,000	14,396,770
Series 2023-B, Class A4, 4.680%, 5/15/2029	21,627,000	21,322,544
Series 2023-C, Class A4, 5.030%, 11/15/2029	10,417,000	10,419,304
		$742,976,253
COLLATERALIZED LOAN OBLIGATION — 4.4%
ABPCI Direct Lending Fund CLO X LP Series 2020-10A, Class A1A, 7.529% (3-Month Term SOFR+221.161 basis points), 1/20/2032(a),(b)	$19,397,000	$19,397,795
BTC Offshore Holdings Fund 8.230%, 10/20/2029(c),(d)	11,518,874	11,518,874
Cerberus Loan Funding XL LLC Series 2023-1A, Class A, 7.714% (3-Month Term SOFR+240 basis points), 3/22/2035(a),(b)	10,299,000	10,386,655
Cerberus Loan Funding XLI LLC Series 2023-2A, Class A1, 7.864% (3-Month Term SOFR+255 basis points), 7/15/2035(a),(b)	51,840,000	52,938,179
Cerberus Loan Funding XLIII LLC Series 2023-4A, Class A, 7.822% (3-Month Term SOFR+242.5 basis points), 10/15/2035(a),(b)	52,569,000	53,483,543
Fortress Credit Opportunities IX CLO Ltd. Series 2017-9A, Class A1TR, 7.126% (3-Month Term SOFR+181.161 basis points), 10/15/2033(a),(b)	118,776,000	118,452,573
Golub Capital Partners CLO 45M Ltd. Series 2019-45A, Class B1, 8.129% (3-Month Term SOFR+281.161 basis points), 10/20/2031(a),(b)	17,314,000	17,314,519
Golub Capital Partners CLO 46M Ltd. Series 2019-46A, Class A1R, 0.000% (30-Day SOFR Average+0.000 basis points), 4/20/2037(a)	41,996,000	41,996,000

FPA NEW INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2024
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
Golub Capital Partners CLO 67M Ltd. Series 2023-67A, Class A1, 7.814% (3-Month Term SOFR+250 basis points), 5/9/2036(a),(b)	$43,478,000	$43,731,564
Lake Shore MM CLO III LLC Series 2019-2A, Class A2R, 2.525%, 10/17/2031(a)	10,104,518	9,673,166
		$378,892,868
CREDIT CARD — 3.1%
American Express Credit Account Master Trust Series 2023-2, Class A, 4.800%, 5/15/2030	$66,293,000	$66,408,515
Series 2023-4, Class A, 5.150%, 9/15/2030	77,963,000	79,272,412
Chase Issuance Trust Series 2023-A2, Class A, 5.080%, 9/15/2030	45,545,000	46,031,020
Series 2024-A2, Class A, 4.630%, 1/15/2031	68,829,000	68,575,207
		$260,287,154
EQUIPMENT — 14.4%
Avis Budget Rental Car Funding AESOP LLC Series 2021-2A, Class A, 1.660%, 2/20/2028(a)	$4,211,000	$3,837,620
Series 2023-1A, Class A, 5.250%, 4/20/2029(a)	13,136,000	13,150,796
Series 2023-4A, Class A, 5.490%, 6/20/2029(a)	38,251,000	38,491,503
Series 2023-6A, Class A, 5.810%, 12/20/2029(a)	48,017,000	49,014,548
Series 2023-8A, Class A, 6.020%, 2/20/2030(a)	34,038,000	35,122,519
Series 2024-1A, Class A, 5.360%, 6/20/2030(a)	14,768,000	14,842,234
Series 2024-3A, Class A, 5.230%, 12/20/2030	57,519,000	57,390,393
CNH Equipment Trust Series 2022-B, Class A4, 3.910%, 3/15/2028	7,414,000	7,204,139
Series 2023-A, Class A4, 4.770%, 10/15/2030	6,738,000	6,673,317
Series 2023-B, Class A4, 5.460%, 3/17/2031	17,009,000	17,292,195
Coinstar Funding LLC Series 2017-1A, Class A2, 5.216%, 4/25/2047(a)	11,960,245	10,601,220
Enterprise Fleet Financing LLC Series 2022-2, Class A3, 4.790%, 5/21/2029(a)	32,246,000	31,978,342
Series 2022-3, Class A3, 4.290%, 7/20/2029(a)	9,703,000	9,441,015
Series 2023-1, Class A3, 5.420%, 10/22/2029(a)	28,811,000	28,951,730
Series 2022-4, Class A3, 5.650%, 10/22/2029(a)	18,980,000	19,116,330
Series 2023-2, Class A3, 5.500%, 4/22/2030(a)	37,963,000	38,371,471
Series 2023-3, Class A3, 6.410%, 6/20/2030(a)	34,823,000	35,670,226
Ford Credit Floorplan Master Owner Trust A Series 2020-2, Class A, 1.060%, 9/15/2027	5,070,000	4,762,335
Series 2018-4, Class A, 4.060%, 11/15/2030	83,027,000	79,867,333

FPA NEW INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2024
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
GMF Floorplan Owner Revolving Trust Series 2023-2, Class A, 5.340%, 6/15/2030(a)	$18,848,000	$19,078,911
Series 2024-2A, Class A, 5.060%, 3/17/2031(a)	29,442,000	29,596,756
GreatAmerica Leasing Receivables Series 2023-1, Class A4, 5.060%, 3/15/2030(a)	16,501,000	16,173,166
GreatAmerica Leasing Receivables Funding LLC Series 2022-1, Class A4, 5.350%, 7/16/2029(a)	17,738,000	17,705,383
Helios Issuer LLC Series 2023-GRID1, Class 1A, 5.750%, 12/20/2050(a)	7,205,232	7,322,201
Hertz Vehicle Financing III LLC Series 2023-4A, Class A, 6.150%, 3/25/2030(a)	31,918,000	33,010,288
Hertz Vehicle Financing III LP Series 2021-2A, Class A, 1.680%, 12/27/2027(a)	44,631,000	40,592,519
Hertz Vehicle Financing LLC Series 2022-4A, Class A, 3.730%, 9/25/2026(a)	11,875,000	11,599,761
Series 2022-2A, Class A, 2.330%, 6/26/2028(a)	38,642,000	35,396,714
Series 2022-5A, Class A, 3.890%, 9/25/2028(a)	72,333,000	69,038,362
John Deere Owner Trust Series 2022-B, Class A4, 3.800%, 5/15/2029	17,226,000	16,713,601
Series 2023-A, Class A4, 5.010%, 12/17/2029	15,675,000	15,536,729
Series 2023-B, Class A4, 5.110%, 5/15/2030	11,706,000	11,607,398
Series 2023-C, Class A4, 5.390%, 8/15/2030	15,742,000	15,882,883
Kubota Credit Owner Trust Series 2022-2A, Class A4, 4.170%, 6/15/2028(a)	34,050,000	32,958,926
Series 2023-2A, Class A4, 5.230%, 6/15/2028(a)	12,897,000	12,798,626
Series 2023-1A, Class A4, 5.070%, 2/15/2029(a)	9,456,000	9,383,250
M&T Equipment Notes Series 2023-1A, Class A4, 5.750%, 7/15/2030(a)	9,785,000	9,716,895
MMAF Equipment Finance LLC Series 2023-A, Class A4, 5.500%, 12/13/2038(a)	24,567,000	24,431,206
Series 2020-A, Class A5, 1.560%, 10/9/2042(a)	7,081,000	6,290,127
Series 2024-A, Class A4, 5.100%, 7/13/2049(a)	15,739,000	15,733,625
Prop 2017-1A 5.300%, 3/15/2042(c),(d)	13,090,009	11,290,133
Verizon Master Trust Series 2022-6, Class A, 3.670%, 1/22/2029	37,943,000	37,165,100
Series 2023-3, Class A, 4.730%, 4/21/2031(a)	59,567,000	59,324,646
Series 2023-6, Class A, 5.350%, 9/22/2031(a)	76,585,000	78,155,184
Series 2024-2, Class A, 4.830%, 12/22/2031(a)	85,708,000	85,669,037
		$1,223,950,693

FPA NEW INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2024
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
OTHER — 12.0%
ABPCI Direct Lending Fund ABS I Ltd. Series 2020-1A, Class A, 3.199%, 12/20/2030(a)	$32,871,932	$31,387,633
ABPCI Direct Lending Fund ABS II LLC Series 2022-2A, Class A1, 7.419% (3-Month Term SOFR+210 basis points), 3/1/2032(a),(b)	26,204,000	25,660,372
American Tower Trust 1 5.490%, 3/15/2028(a)	77,012,000	77,434,488
Brazos Securitization LLC 5.014%, 9/1/2031(a)	9,051,037	9,006,676
Cleco Securitization I LLC 4.016%, 3/1/2031	20,106,742	19,252,206
Cologix Data Centers US Issuer LLC Series 2021-1A, Class A2, 3.300%, 12/26/2051(a)	58,068,000	52,064,384
Consumers 2023 Securitization Funding LLC 5.210%, 9/1/2031	22,847,000	22,961,235
DataBank Issuer Series 2021-1A, Class A2, 2.060%, 2/27/2051(a)	14,750,000	13,384,514
DTE Electric Securitization Funding II LLC 5.970%, 3/1/2033	29,726,000	30,654,937
Elm Trust Series 2020-3A, Class A2, 2.954%, 8/20/2029(a)	4,650,698	4,447,733
Series 2020-4A, Class A2, 2.286%, 10/20/2029(a)	4,951,669	4,711,805
FCI Funding LLC Series 2021-1A, Class A, 1.130%, 4/15/2033(a)	1,369,549	1,356,367
Golub Capital Partners ABS Funding Ltd. Series 2020-1A, Class A2, 3.208%, 1/22/2029(a)	25,046,792	23,852,861
Series 2021-1A, Class A2, 2.773%, 4/20/2029(a)	48,770,678	46,187,392
Series 2021-2A, Class A, 2.944%, 10/19/2029(a)	95,445,000	88,047,726
Kansas Gas Service Securitization I LLC 5.486%, 8/1/2032	47,781,986	48,740,527
Louisiana Local Government Environmental Facilities & Community Development Auth Rev. 3.615%, 2/1/2029	33,161,936	32,073,658
Monroe Capital ABS Funding Ltd. Series 2021-1A, Class A2, 2.815%, 4/22/2031(a)	40,218,436	39,046,832
Oklahoma Development Finance Authority 4.135%, 12/1/2033	28,308,459	27,237,602
4.285%, 2/1/2034	10,073,973	9,808,071
3.877%, 5/1/2037	23,605,124	22,691,842
Oportun Issuance Trust Series 2021-C, Class A, 2.180%, 10/8/2031(a)	64,181,000	60,568,303

FPA NEW INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2024
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
PFS Financing Corp. Series 2022-C, Class B, 4.390%, 5/15/2027(a)	$11,913,000	$11,683,132
Series 2022-D, Class A, 4.270%, 8/15/2027(a)	71,781,000	70,691,228
PG&E Recovery Funding LLC 5.045%, 7/15/2032	36,831,297	36,576,432
PG&E Wildfire Recovery Funding LLC 4.022%, 6/1/2031	47,672,956	46,698,344
SBA Tower Trust 1.631%, 11/15/2026(a)	14,427,000	12,954,169
2.328%, 1/15/2028(a)	17,196,000	15,334,230
6.599%, 1/15/2028(a)	12,423,000	12,690,903
SpringCastle America Funding LLC Series 2020-AA, Class A, 1.970%, 9/25/2037(a)	12,448,782	11,390,875
Texas Natural Gas Securitization Finance Corp. 5.102%, 4/1/2035	8,561,000	8,625,307
TVEST LLC Series 2020-A, Class A, 4.500%, 7/15/2032(a)	901,318	898,035
Vantage Data Centers Issuer LLC Series 2020-1A, Class A2, 1.645%, 9/15/2045(a)	19,214,000	17,988,815
VCP RRL ABS I Ltd. Series 2021-1A, Class A, 2.152%, 10/20/2031(a)	34,907,184	32,860,995
Virginia Power Fuel Securitization LLC 4.877%, 5/1/2031	46,386,000	46,202,358
WEPCo Environmental Trust Finance LLC Series 2021-1, Class A, 1.578%, 12/15/2035	9,664,729	8,274,661
		$1,023,446,648
TOTAL ASSET-BACKED SECURITIES (Cost $3,660,866,997)		$3,629,553,616
COMMERCIAL MORTGAGE-BACKED SECURITIES — 20.3%
AGENCY — 13.6%
Federal Home Loan Mortgage Corp. Series K054, Class A2, 2.745%, 1/25/2026	$3,600,000	$3,464,608
Series K057, Class A2, 2.570%, 7/25/2026	87,324,000	83,252,187
Series K058, Class A2, 2.653%, 8/25/2026	13,173,000	12,525,258
Series K061, Class A2, 3.347%, 11/25/2026(b)	78,273,705	75,525,531
Series K062, Class A2, 3.413%, 12/25/2026	41,061,276	39,620,374
Series K063, Class A2, 3.430%, 1/25/2027(b)	16,539,000	15,958,550
Series K065, Class A2, 3.243%, 4/25/2027	9,702,802	9,266,598
Series K066, Class A2, 3.117%, 6/25/2027	7,223,000	6,898,659

FPA NEW INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2024
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
Series K068, Class A2, 3.244%, 8/25/2027	$8,509,735	$8,128,685
Series K072, Class A2, 3.444%, 12/25/2027	12,338,034	11,788,207
Series K073, Class A2, 3.350%, 1/25/2028	29,086,020	27,791,128
Series K076, Class A2, 3.900%, 4/25/2028	16,051,256	15,659,885
Series K077, Class A2, 3.850%, 5/25/2028(b)	4,086,000	3,945,761
Series K079, Class A2, 3.926%, 6/25/2028	30,559,000	29,818,595
Series K080, Class A2, 3.926%, 7/25/2028(b)	25,020,308	24,415,444
Series K081, Class A2, 3.900%, 8/25/2028(b)	62,664,000	60,525,177
Series K082, Class A2, 3.920%, 9/25/2028(b)	46,777,000	45,181,717
Series K083, Class A2, 4.050%, 9/25/2028(b)	24,028,000	23,449,571
Series K084, Class A2, 3.780%, 10/25/2028(b)	68,841,723	66,498,413
Series K085, Class A2, 4.060%, 10/25/2028(b)	27,924,000	27,252,794
Series K089, Class A2, 3.563%, 1/25/2029	27,195,714	25,902,161
Series K091, Class A2, 3.505%, 3/25/2029	25,293,822	24,185,452
Series K093, Class A2, 2.982%, 5/25/2029	4,340,000	4,019,902
Series K095, Class A2, 2.785%, 6/25/2029	84,442,000	77,376,949
Series K094, Class A2, 2.903%, 6/25/2029	62,185,000	57,604,882
Series K097, Class A2, 2.508%, 7/25/2029	40,814,000	36,994,732
Series K096, Class A2, 2.519%, 7/25/2029	90,012,000	81,214,281
2.537%, 10/25/2029	33,400,000	30,110,558
1.639%, 1/25/2030	4,756,000	4,074,227
Freddie Mac Multifamily Structured Pass-Through Certificates Series K088, Class A2, 3.690%, 1/25/2029	4,691,000	4,485,065
Series K090, Class A2, 3.422%, 2/25/2029	43,626,000	41,277,512
Series K092, Class A2, 3.298%, 4/25/2029	2,376,000	2,232,144
Series K103, Class A2, 2.651%, 11/25/2029	47,045,000	42,649,134
Series K105, Class A2, 1.872%, 1/25/2030	1,370,000	1,187,348
Series K104, Class A2, 2.253%, 1/25/2030	1,355,000	1,201,380
Series K751, Class A2, 4.412%, 3/25/2030	61,806,000	61,173,490
Series K109, Class A2, 1.558%, 4/25/2030	17,591,000	14,807,905
Series K114, Class A2, 1.366%, 6/25/2030	7,589,000	6,275,459
Series K754, Class A2, 4.940%, 11/25/2030(b)	49,832,183	50,739,677
		$1,158,479,400
AGENCY STRIPPED — 0.4%
Government National Mortgage Association Series 2014-77, Class IO, 0.570%, 12/16/2047(b)	$10,743,812	$95,036
Series 2012-25, Class IO, 0.398%, 8/16/2052(b)	105,027	3
Series 2012-150, Class IO, 0.437%, 11/16/2052(b)	16,305,409	257,901
Series 2012-114, Class IO, 0.623%, 1/16/2053(b)	14,623,703	214,166
Series 2012-125, Class IO, 0.172%, 2/16/2053(b)	34,848,677	212,162
Series 2012-79, Class IO, 0.352%, 3/16/2053(b)	36,096,554	457,740

FPA NEW INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2024
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
Series 2012-45, Class IO, 0.000%, 4/16/2053(b),(e)	$589,171	$1
Series 2013-45, Class IO, 0.073%, 12/16/2053(b)	19,689,740	12,735
Series 2013-125, Class IO, 0.232%, 10/16/2054(b)	6,771,653	95,617
Series 2014-157, Class IO, 0.189%, 5/16/2055(b)	24,399,270	158,949
Series 2014-153, Class IO, 0.341%, 4/16/2056(b)	28,725,572	358,699
Series 2014-138, Class IO, 0.527%, 4/16/2056(b)	4,950,725	90,458
Series 2014-175, Class IO, 0.534%, 4/16/2056(b)	65,947,231	1,077,644
Series 2014-187, Class IO, 0.615%, 5/16/2056(b)	66,208,645	1,439,045
Series 2015-41, Class IO, 0.168%, 9/16/2056(b)	5,538,955	39,479
Series 2015-108, Class IO, 0.338%, 10/16/2056(b)	1,455,065	15,535
Series 2014-110, Class IO, 0.106%, 1/16/2057(b)	11,804,873	64,246
Series 2015-19, Class IO, 0.294%, 1/16/2057(b)	27,578,231	390,853
Series 2015-7, Class IO, 0.454%, 1/16/2057(b)	16,727,356	322,575
Series 2015-169, Class IO, 0.256%, 7/16/2057(b)	44,523,187	539,305
Series 2015-150, Class IO, 0.365%, 9/16/2057(b)	7,578,744	139,699
Series 2016-125, Class IO, 0.870%, 12/16/2057(b)	38,504,592	1,472,489
Series 2016-65, Class IO, 0.491%, 1/16/2058(b)	29,043,686	681,228
Series 2016-106, Class IO, 0.969%, 9/16/2058(b)	83,720,192	3,727,650
Series 2020-43, Class IO, 1.261%, 11/16/2061(b)	41,769,063	3,083,292
Series 2020-71, Class IO, 1.102%, 1/16/2062(b)	53,559,429	3,631,115
Series 2020-75, Class IO, 0.870%, 2/16/2062(b)	99,355,681	5,877,862
Series 2020-42, Class IO, 0.937%, 3/16/2062(b)	125,143,995	7,618,341
		$32,073,825
NON-AGENCY — 6.3%
A10 Bridge Asset Financing LLC Series 2021-D, Class A1FX, 2.589%, 10/1/2038(a)	$5,468,841	$5,229,831
ACRES Commercial Realty Ltd. Series 2021-FL1, Class A, 6.640% (1-Month Term SOFR+131.448 basis points), 6/15/2036(a),(b)	50,204,790	49,850,861
Series 2021-FL2, Class A, 6.840% (1-Month Term SOFR+151.448 basis points), 1/15/2037(a),(b)	12,690,979	12,625,603
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL2, Class A, 6.540% (1-Month Term SOFR+121.448 basis points), 5/15/2036(a),(b)	11,932,803	11,892,089
Series 2021-FL4, Class A, 6.790% (1-Month Term SOFR+146.448 basis points), 11/15/2036(a),(b)	59,062,000	58,619,573
Series 2022-FL1, Class A, 6.769% (30-Day SOFR Average+145 basis points), 1/15/2037(a),(b)	57,822,000	57,370,312
Series 2022-FL2, Class A, 7.175% (1-Month Term SOFR+185 basis points), 5/15/2037(a),(b)	35,540,000	35,462,271
BBCMS Trust Series 2015-SRCH, Class A1, 3.312%, 8/10/2035(a)	9,211,793	8,642,365

FPA NEW INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2024
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
BX Commercial Mortgage Trust Series 2021-VOLT, Class E, 7.440% (1-Month Term SOFR+211.448 basis points), 9/15/2036(a),(b)	$28,900,000	$28,484,620
HERA Commercial Mortgage Ltd.
Series 2021-FL1, Class A, 6.491% (1-Month Term SOFR+116.448 basis points), 2/18/2038(a),(b)	40,568,451	39,900,350
Independence Plaza Trust Series 2018-INDP, Class A, 3.763%, 7/10/2035(a)	11,081,000	10,606,446
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3, 3.801%, 8/15/2048	7,303,193	7,058,802
KREF Ltd. Series 2021-FL2, Class A, 6.510% (1-Month Term SOFR+118.448 basis points), 2/15/2039(a),(b)	19,179,000	18,723,742
MF1 Ltd. Series 2020-FL4, Class A, 7.140% (1-Month Term SOFR+181.448 basis points), 11/15/2035(a),(b)	7,752,285	7,757,130
Progress Residential Trust Series 2023-SFR2, Class A, 4.500%, 10/17/2028(a)	27,217,000	26,517,499
Series 2021-SFR11, Class A, 2.283%, 1/17/2039(a)	13,809,396	12,190,638
Series 2021-SFR7, Class A, 1.692%, 8/17/2040(a)	14,323,782	12,386,422
Series 2021-SFR9, Class A, 2.013%, 11/17/2040(a)	8,797,640	7,666,029
Series 2021-SFR10, Class A, 2.393%, 12/17/2040(a)	56,266,438	50,022,197
STWD Ltd. Series 2021-FL2, Class A, 6.641% (1-Month Term SOFR+131.448 basis points), 4/18/2038(a),(b)	29,989,730	29,509,774
TRTX Issuer Ltd. Series 2022-FL5, Class A, 6.968% (30-Day SOFR Average+165 basis points), 2/15/2039(a),(b)	37,857,000	37,589,983
VMC Finance LLC Series 2021-HT1, Class A, 7.091% (1-Month Term SOFR+176.448 basis points), 1/18/2037(a),(b)	12,103,632	11,953,593
		$540,060,130
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,760,847,995)		$1,730,613,355
CORPORATE BANK DEBT — 0.8%
Axiom Global, Inc. 10.179% (1-Month Term SOFR+485 basis points), 10/1/2026(b),(d),(f)	$22,601,282	$21,866,741

FPA NEW INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2024
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan 10.180% (1-Month Term SOFR+485 basis points), 11/12/2027(b),(c),(d),(f)	$1,067,255	$1,021,681
Capstone Acquisition Holdings, Inc. 2020 Term Loan 10.180% (1-Month Term SOFR+485 basis points), 11/12/2027(b),(c),(d),(f)	18,345,463	17,562,075
Frontier Communications Holdings LLC 9.195% (1-Month Term SOFR+386.4 basis points), 10/8/2027(b),(d),(f)	23,085,030	22,931,053
JC Penney Corp., Inc. 9.500% (3-Month USD Libor+425 basis points), 6/23/2025*,(b),(d),(f),(h)	26,698,432	2,670
Lealand Finance Company B.V. Senior Exit LC 5.250%, 6/30/2027(b),(c),(d),(f),(g),(i)	10,625,126	(3,825,045)
McDermott Tanks Secured LC 10.250%, 12/31/2026(b),(c),(d),(f),(g),(i)	5,724,134	(915,862)
McDermott Technology Americas, Inc. 6.443% (1-Month Term SOFR+111.4 basis points), 12/31/2027(b),(d),(e),(f),(j)	338,566	134,580
Windstream Services LLC 11.676% (1-Month Term SOFR+635 basis points), 9/21/2027(b),(d),(f)	12,962,268	12,616,564
TOTAL CORPORATE BANK DEBT (Cost $76,490,809)		$71,394,457
CORPORATE BONDS — 4.1%
COMMUNICATIONS — 0.1%
Frontier Communications Holdings LLC 5.875%, 10/15/2027(a)	$5,925,000	$5,719,477
CONSUMER DISCRETIONARY — 0.2%
Amazon.com, Inc. 1.650%, 5/12/2028	$22,427,000	$19,994,258
FINANCIALS — 2.8%
Apollo Debt Solutions BDC Senior Notes 8.620%, 9/28/2028(c),(d),(f),(g)	$26,023,000	$26,023,000
Ares Capital Corp. 2.875%, 6/15/2028	41,510,000	36,970,010
Blackstone Private Credit Fund 3.250%, 3/15/2027	33,271,000	30,682,902
Blue Owl Credit Income Corp. 4.700%, 2/8/2027	6,893,000	6,531,432
7.750%, 9/16/2027	49,529,000	50,675,884
7.950%, 6/13/2028(a)	22,579,000	23,347,363

FPA NEW INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2024
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
HPS Corporate Lending Fund 6.750%, 1/30/2029(a)	$24,864,000	$24,791,322
Oaktree Strategic Credit Fund 8.400%, 11/14/2028(a)	27,351,000	28,982,624
OCREDIT BDC Senior Notes 7.770%, 3/7/2029(c),(d)	12,891,000	12,891,000
		$240,895,537
HEALTH CARE — 0.5%
Heartland Dental LLC/Heartland Dental Finance Corp. 10.500% (1-Month Term SOFR+0.000 basis points), 4/30/2028(a),(d),(f)	$40,809,000	$43,257,540
TECHNOLOGY — 0.5%
Hlend Senior Notes 8.170%, 3/15/2028(c),(d)	$42,500,000	$42,500,000
TOTAL CORPORATE BONDS (Cost $343,724,659)		$352,366,812
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 18.6%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 0.0%
Federal National Mortgage Association Series 2010-43, Class MK, 5.500%, 5/25/2040	$310,429	$309,848
Series 2012-144, Class PD, 3.500%, 4/25/2042	1,187,210	1,139,413
Series 2013-93, Class PJ, 3.000%, 7/25/2042	587,446	552,366
		$2,001,627
AGENCY POOL ADJUSTABLE RATE — 2.0%
Fannie Mae Pool 1.726% (30-Day SOFR Average+211 basis points), 7/1/2051(b)	$2,875,821	$2,497,193
1.970% (30-Day SOFR Average+207.5 basis points), 8/1/2051(b)	26,718,316	23,597,833
1.609% (30-Day SOFR Average+209.5 basis points), 9/1/2051(b)	2,072,356	1,788,377
1.892% (30-Day SOFR Average+233 basis points), 4/1/2052(b)	23,654,388	20,558,904
Freddie Mac Non Gold Pool 1.687% (30-Day SOFR Average+213 basis points), 9/1/2051(b)	9,873,316	8,510,564
2.568% (30-Day SOFR Average+213 basis points), 3/1/2052(b)	13,252,476	11,825,191
2.546% (30-Day SOFR Average+214 basis points), 5/1/2052(b)	8,356,773	7,487,814
2.154% (30-Day SOFR Average+217.6 basis points), 7/1/2052(b)	83,673,824	73,149,941
3.404% (30-Day SOFR Average+221.8 basis points), 11/1/2052(b)	11,295,623	10,432,838
2.160% (30-Day SOFR Average+217.7 basis points), 5/1/2053(b)	12,335,269	10,884,517
		$170,733,172

FPA NEW INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2024
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
AGENCY POOL FIXED RATE — 11.9%
Fannie Mae Pool 1.500%, 12/1/2035	$80,440,147	$70,139,320
1.000%, 4/1/2036	17,931,887	15,004,820
1.500%, 4/1/2036	5,976,753	5,196,453
1.500%, 4/1/2036	9,623,974	8,367,509
1.500%, 8/1/2036	108,057,213	93,949,717
1.500%, 8/1/2036	7,730,715	6,709,346
1.500%, 9/1/2036	13,285,821	11,530,521
1.500%, 10/1/2036	32,665,047	28,277,942
1.000%, 12/1/2036	104,353,275	86,687,183
1.000%, 3/1/2037	155,415,596	129,105,103
2.000%, 11/1/2040	7,160,160	6,032,857
2.500%, 5/1/2041	16,723,659	14,564,016
2.000%, 7/1/2041	10,001,257	8,389,144
1.500%, 10/1/2041	65,673,520	53,195,242
1.500%, 11/1/2041	97,165,312	78,703,446
2.000%, 8/1/2042	23,732,649	19,907,158
3.500%, 4/1/2044	34,538,655	31,668,368
Federal Home Loan Mortgage Corp. 2.500%, 11/1/2027	1,364,252	1,309,381
2.500%, 2/1/2028	974,416	935,765
2.500%, 8/1/2028	503,293	480,750
2.500%, 11/1/2028	56,025,571	53,609,732
Federal National Mortgage Association 2.500%, 1/1/2028	532,792	511,035
2.500%, 11/1/2030	27,235,534	25,871,088
2.500%, 10/1/2031	3,343,307	3,204,732
2.500%, 2/1/2035	33,359,208	31,937,629
Freddie Mac Pool 1.500%, 11/1/2035	107,603,817	93,824,524
1.500%, 6/1/2036	17,342,229	15,002,228
1.000%, 7/1/2036	6,316,342	5,268,658
1.500%, 8/1/2036	31,995,639	27,768,430
1.500%, 10/1/2036	23,971,194	20,751,724
1.500%, 11/1/2036	7,048,956	6,128,674
2.000%, 5/1/2042	42,411,302	35,574,977
2.000%, 8/1/2042	28,648,768	23,968,172
		$1,013,575,644

FPA NEW INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2024
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 4.7%
Citigroup Mortgage Loan Trust Series 2014-A, Class A, 4.000%, 1/25/2035(a),(b)	$2,152,671	$2,039,054
GS Mortgage-Backed Securities Trust Series 2021-PJ6, Class A8, 2.500%, 11/25/2051	13,230,900	11,491,141
Series 2021-PJ7, Class A8, 2.500%, 1/25/2052(a),(b)	18,531,460	16,075,995
Series 2022-PJ2, Class A24, 3.000%, 6/25/2052	16,044,566	14,227,078
J.P. Morgan Mortgage Trust Series 2021-13, Class A4, 2.500%, 4/25/2052	15,189,717	13,220,218
Series 2022-3, Class A4A, 2.500%, 8/25/2052	3,508,817	3,030,336
Series 2024-3, Class A4, 3.000%, 5/25/2054	33,629,000	29,687,570
PRET LLC Series 2021-NPL6, Class A1, 2.487%, 7/25/2051(a),(k)	9,590,317	9,267,853
Series 2021-NPL5, Class A1, 2.487%, 10/25/2051(a),(k)	51,565,972	49,754,310
Pretium Mortgage Credit Partners I LLC Series 2021-NPL2, Class A1, 1.992%, 6/27/2060(a),(k)	21,953,817	21,306,200
Series 2021-NPL4, Class A1, 2.363%, 10/27/2060(a),(k)	33,956,415	32,699,847
Pretium Mortgage Credit Partners LLC Series 2024-RPL1, Class A1, 3.900%, 10/25/2063	9,194,500	8,656,714
PRPM LLC Series 2021-2, Class A1, 5.115%, 3/25/2026(a),(b)	13,504,418	13,266,727
Series 2021-9, Class A1, 2.363%, 10/25/2026(a)	17,207,636	16,575,835
Series 2021-10, Class A1, 2.487%, 10/25/2026(a),(k)	22,652,109	21,852,909
Series 2021-11, Class A1, 2.487%, 11/25/2026(a),(k)	25,244,717	24,407,204
Towd Point Mortgage Trust Series 2018-2, Class A1, 3.250%, 3/25/2058(a),(b)	16,309,040	15,733,588
Series 2018-5, Class A1A, 3.250%, 7/25/2058(a),(b)	10,125,003	9,797,115
Series 2020-4, Class A1, 1.750%, 10/25/2060(a)	8,104,278	7,129,910
Series 2023-1, Class A1, 3.750%, 1/25/2063(a)	22,617,626	21,203,552
VCAT LLC Series 2021-NPL1, Class A1, 5.289%, 12/26/2050(a),(k)	1,824,697	1,809,421
Series 2021-NPL2, Class A1, 5.115%, 3/27/2051(a)	12,144,534	11,968,020
VOLT C LLC Series 2021-NPL9, Class A1, 1.992%, 5/25/2051(a)	12,532,670	12,218,583
VOLT XCIV LLC Series 2021-NPL3, Class A1, 5.239%, 2/27/2051(a),(k)	15,143,829	14,876,715
VOLT XCV LLC Series 2021-NPL4, Class A1, 5.240%, 3/27/2051(a)	15,314,953	14,994,931
		$397,290,826
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $1,585,992,770)		$1,583,601,269

FPA NEW INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2024
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Value
U.S. TREASURY NOTES & BONDS — 7.1%
U.S. Treasury Note 4.000%, 1/31/2029	$400,728,000	$396,700,443
4.250%, 2/28/2029	95,241,000	95,393,081
4.625%, 9/30/2030	106,471,000	108,837,690
TOTAL U.S. TREASURY NOTES & BONDS (Cost $600,322,323)		$600,931,214
TOTAL BONDS & DEBENTURES (Cost $8,028,245,553)		$7,968,460,723
COMMON STOCKS — 1.6%	Number of Shares
METALS & MINING — 0.6%
Boart Longyear Group Ltd.*,(c)	43,018,605	$55,114,609
REAL ESTATE SERVICES — 0.1%
Copper Property CTL Pass Through Trust(d)	520,208	$5,124,049
TRANSPORTATION & LOGISTICS — 0.9%
PHI Group, Inc.(c),(d),(l)	3,806,420	$76,128,400
TOTAL COMMON STOCKS (Cost $139,264,410)		$136,367,058
SHORT-TERM INVESTMENTS — 5.5%
MONEY MARKET INVESTMENTS — 1.2%
Morgan Stanley Institutional Liquidity Treasury Portfolio — Institutional Class, 5.08%(m)	102,316,425	$102,316,425
TREASURY BILLS — 4.3%	Principal Amount
U.S. Treasury Bill, 2.64%, 4/4/2024(n)	$362,923,000	$362,765,128
TOTAL SHORT-TERM INVESTMENTS (Cost $465,081,554)		$465,081,553
TOTAL INVESTMENTS — 100.6% (Cost $8,632,591,517)		$8,569,909,334
Liabilities in Excess of Other Assets — (0.6)%		(47,456,002)
TOTAL NET ASSETS — 100.0%		$8,522,453,332

FPA NEW INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2024
(Unaudited)

BDC — Business Development Company

IO — Interest Only

LLC — Limited Liability Company

LP — Limited Partnership

US — United States

*  Non-income producing security.

(a)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $3,170,987,405, which represents 37.21% of Net Assets.

(b)  Variable or floating rate security.

(c)  The value of these securities was determined using significant unobservable inputs and is reported as Level 3 securities in the Fair Value Hierarchy table in Note 8.

(d)  Restricted securities. These restricted securities constituted 3.52% of total net assets at March 31, 2024, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(e)  Zero-coupon bond.

(f)  Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR"), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate ("SOFR"). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(g)  As of March 31, 2024, the Fund had entered into commitments to fund various delayed draw debt-related investments. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing those investments and there can be no assurance that such conditions will be satisfied. See Note 7 of the Notes to Financial Statements for further information on these commitments and contingencies.

(h)  Security is in default.

(i)  All or a portion of the loan is unfunded.

(j)  Payment-in-kind interest is generally paid by issuing additional par/shares of the security rather than paying cash.

(k)  Step rate security.

(l)  Affiliated company.

(m)  The rate is the annualized seven-day yield at period end.

(n)  Treasury bill discount rate.

FPA NEW INCOME FUND
SUMMARY OF INVESTMENTS

As of March 31, 2024
(Unaudited)

Security Type/Industry	Percent of Total Net Assets
Bonds & Debentures
Asset-Backed Securities	42.6%
Commercial Mortgage-Backed Securities	20.3%
Residential Mortgage-Backed Securities	18.6%
U.S. Treasury Notes & Bonds	7.1%
Corporate Bonds	4.1%
Corporate Bank Debt	0.8%
Total Bonds & Debentures	93.5%
Common Stocks
Transportation & Logistics	0.9%
Metals & Mining	0.6%
Real Estate Services	0.1%
Total Common Stocks	1.6%
Short-Term Investments	5.5%
Total Investments	100.6%
Liabilities in Excess of Other Assets	(0.6)%
Total Net Assets	100.0%

FPA NEW INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2024
(Unaudited)

ASSETS
Investments, at value (cost $8,631,460,112)	$8,438,666,325
Investments in affiliates, at value (cost $1,131,405)	131,243,009
Cash	440,433
Receivables:
Investment securities sold	826,042
Fund shares sold	8,665,899
Dividends and interest	35,259,480
Prepaid expenses	127,462
Total assets	8,615,228,650
LIABILITIES
Payables:
Investment securities purchased	58,773,746
Fund shares redeemed	25,340,673
Advisory fees	2,644,054
Fund services fees	578,328
Sub-transfer agent fees	959,263
Distributions to Shareholders	4,077,446
Legal fees	49,934
Shareholder reporting fees	40,393
Auditing fees	36,179
Trustees' fees and expenses	19,194
Trustees' deferred compensation (Note 3)	5,269
Chief Compliance Officer fees	4,115
Accrued other expenses	246,724
Total liabilities	92,775,318
Commitments and contingencies (Note 7)
NET ASSETS	$8,522,453,332
COMPONENTS OF NET ASSETS
Capital Stock — par value $0.01 per share; authorized 1,500,000,000 shares; outstanding 874,005,948 shares	$9,285,607,739
Total distributable earnings (accumulated deficit)	(763,154,407)
NET ASSETS	$8,522,453,332
NUMBER OF SHARES ISSUED AND OUTSTANDING	874,005,948
NET ASSET VALUE PER SHARE	$9.75

See accompanying Notes to Financial Statements.

FPA NEW INCOME FUND

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2024
(Unaudited)

INVESTMENT INCOME
Interest	$200,531,231
Dividends	360,063
Total investment income	200,891,294
EXPENSES
Advisory fees	20,458,563
Fund services fees	808,201
Sub-transfer agent fees	2,281,458
Trustees' fees and expenses	117,154
Shareholder reporting fees	95,653
Insurance fees	71,153
Registration fees	70,531
Miscellaneous	58,034
Legal fees	12,601
Chief Compliance Officer fees	9,148
Auditing fees	7,390
Total expenses	23,989,886
Advisory fees waived	(5,577,178)
Net expenses	18,412,708
Net investment income (loss)	182,478,586
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(35,822,312)
Total realized gain (loss)	(35,822,312)
Net change in unrealized appreciation (depreciation) on:
Investments	89,889,616
Investments in affiliated issuers	132,944,004
Net change in unrealized appreciation (depreciation)	222,833,620
Net realized and unrealized gain (loss)	187,011,308
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$369,489,894

See accompanying Notes to Financial Statements.

FPA NEW INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2024 (Unaudited)	For the Year Ended September 30, 2023
INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$182,478,586	$313,702,022
Total realized gain (loss) on investments	(35,822,312)	(117,023,775)
Net change in unrealized appreciation (depreciation) on investments and Investments in affiliated issuers — unrealized	222,833,620	148,947,233
Net increase (decrease) in net assets resulting from operations	369,489,894	345,625,480
Distributions to Shareholders:
Total distributions to shareholders	(170,854,303)	(314,654,099)
Capital Transactions:
Net proceeds from shares sold	1,556,714,460	2,447,040,759
Reinvestment of distributions	148,193,072	278,157,295
Cost of shares redeemed	(1,200,155,144)	(4,402,768,672)
Net increase (decrease) in net assets from capital transactions	504,752,388	(1,677,570,618)
Total increase (decrease) in net assets	703,387,979	(1,646,599,237)
NET ASSETS
Beginning of period	7,819,065,353	9,465,664,590
End of period	$8,522,453,332	$7,819,065,353
CAPITAL SHARE TRANSACTIONS
Shares sold	160,773,121	257,247,782
Shares reinvested	15,335,306	29,263,126
Shares redeemed	(124,307,066)	(462,666,892)
Net increase (decrease) in capital share transactions	51,801,361	(176,155,984)

See accompanying Notes to Financial Statements.

FPA NEW INCOME FUND
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended March 31, 2024		For the Year Ended
	(Unaudited)		2023	2022(1)	2021(1)	2020(1)		2019(1)
Net asset value, beginning of period	$9.51		$9.48	$10.02	$10.00	$10.00		$9.94
Income from Investment Operations:
Net investment income(2)	0.22		0.36	0.15	0.13	0.23		0.28
Net realized and unrealized gain (loss)	0.22		0.03	(0.53)	0.03	0.01	(3)	0.13
Total from investment operations	0.44		0.39	(0.38)	0.16	0.24		0.41
Less Distributions:
From net investment income	(0.20)		(0.36)	(0.16)	(0.14)	(0.24)		(0.35)
Total distributions	(0.20)		(0.36)	(0.16)	(0.14)	(0.24)		(0.35)
Net asset value, end of period	$9.75		$9.51	$9.48	$10.02	$10.00		$10.00
Total return(4)	4.69	%(5)	4.21%	(3.87)%	1.56%	2.41%		4.20%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,522,453		$7,819,065	$9,465,665	$11,944,191	$8,646,909		$7,327,404
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.59	%(6)	0.59%	0.59%	0.58%	0.57%		0.57%
After fees waived and expenses absorbed	0.45	%(6)	0.45%	0.46%	0.48%	0.49	%(7)	0.50%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	4.32	%(6)	3.59%	1.43%	1.18%	2.24%		2.73%
After fees waived and expenses absorbed	4.46	%(6)	3.73%	1.56%	1.28%	2.32	%(8)	2.80%
Portfolio turnover rate	35	%(5)	50%	103%	81%	54%		25%

(1)  Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.

(2)  Based on average shares outstanding for the period.

(3)  Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund's change in net realized and unrealized gain (loss) on investment transaction for the period.

(4)  Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(5)  Not annualized.

(6)  Annualized.

(7)  Includes voluntary fee waiver which reduced the ratio of expenses to average net assets after reimbursement from Adviser by 0.01%.

(8)  Includes voluntary fee waiver which increased the ratio of net investment income to average net assets after reimbursement form Adviser by 0.01%.

See accompanying Notes to Financial Statements.

FPA NEW INCOME FUND
NOTES TO FINANCIAL STATEMENTS

March 31, 2024
(Unaudited)

NOTE 1 — Organization

FPA New Income Fund (the "Fund") is a diversified series of Investment Managers Series Trust III, (formerly, FPA Funds Trust), (the "Trust"), which is registered as an open-end management company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to seek current income and long-term total return taking into consideration capital preservation. First Pacific Advisors, LP (the "Adviser") has served as the Fund's investment adviser since July 11, 1984.

On July 28, 2023, the Fund acquired the assets and assumed the liabilities of FPA New Income, Inc. (the "Predecessor Fund") in a tax-free reorganization pursuant to the Agreement and Plan of Reorganization (the "Plan of Reorganization"). The Plan of Reorganization was approved by the Trust's Board and by the Predecessor Fund's Board on May 8, 2023. The tax-free reorganization was accomplished on July 28, 2023. As a result of the reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Fund received the same aggregate share net asset value as noted below:

Shares Issued	Net Assets
830,265,591	$7,897,367,462

The net unrealized depreciation of investments transferred was $299,644,964 as of the date of the acquisition.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies".

NOTE 2 — Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a)  Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter ("OTC") market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Adviser as the Fund's valuation

FPA NEW INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

designee (the "Valuation Designee") to make all fair value determinations with respect to the Fund's portfolio investments, subject to the Board's oversight. As the Valuation Designee, the Adviser has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

(b)  Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c)  Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

FPA NEW INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

(d)  Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund's current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2024, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)  Distributions to Shareholders

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

FPA NEW INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

(f)  Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program ("LRMP") that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund's written LRMP.

(g)  Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(h)  Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

(i)  Credit Risk

Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

NOTE 3 — Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the "Agreement") with the Adviser. Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Adviser at the annual rate of 0.50% of the Fund's average daily net assets. The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund's

FPA NEW INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

ordinary course of business) do not exceed 0.45% of the average daily net assets of the Fund through July 27, 2024, and do not exceed 0.454% of the average net assets of the Fund from July 28, 2024 through April 30, 2025. These agreements may only be terminated earlier by the Board of the Trust or upon termination of the Agreement. For the period ended March 31, 2024, the Adviser waived a portion of its advisory fees totaling $5,577,178.

UMBFS serves as the Fund's fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC ("MFAC") serves as the Fund's other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund's custodian. The Fund's allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the period ended March 31, 2024, were $3,089,659. The inclusion of such fees are reported on the Statement of Operations.

UMB Distribution Services, LLC ("UMB Distribution Services"), a wholly owned subsidiary of UMBFS, serves as the Fund's distributor. The Adviser paid the fees for the Fund's distribution-related services for the period ended March 31, 2024.

Certain trustees and officers of the Trust are employees of UMBFS, MFAC or the Adviser. The Fund does not compensate trustees and officers affiliated with the Fund's co-administrators or the Adviser. For the period ended March 31, 2024, the Fund's allocated fees incurred to Trustees of the Trust who are not "interested persons" of the Trust, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"), were $117,154. The inclusion of such fees are reported on the Statement of Operations.

On December 26, 2023, the Fund's Board of Trustees approved to adopt a Deferred Compensation Plan (the "Plan") for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to defer some or all of their fees. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. A Trustee's deferred fees are deemed to be invested in designated mutual funds available under the Plan. The Fund's liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer ("CCO") services to the Trust. The Fund's allocated fees incurred for CCO services for the period ended March 31, 2024, were $9,148. The inclusion of such fees are reported on the Statement of Operations.

NOTE 4 — Federal Income Taxes

At March 31, 2024, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$8,632,599,751
Gross unrealized appreciation	$106,144,694
Gross unrealized depreciation	(168,835,111)
Net unrealized appreciation/(depreciation)	$(62,690,417)

FPA NEW INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

NOTE 5 — Investment Transactions

For the period ended March 31, 2024, purchases and sales of investments, excluding short-term investments, were $3,109,037,756 and $2,739,138,514, respectively.

NOTE 6 — Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 7 — Commitments and Contingencies

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities. As of March 31, 2024, the total unfunded amount was 0.19% of the Fund's net assets.

As of March 31, 2024, the Fund had the following unfunded loan commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ (Depreciation)	Unfunded Commitment
Lealand Finance Super Senior Exit LC	$10,625,126	$(24,131)	$(3,825,045)	$(3,800,914)	$12,477,102
McDermott Tanks Secured LC	$5,724,134	$(12,909)	$(915,862)	$(902,953)	$4,292,898

NOTE 8 — Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad Levels as described below:

•  Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•  Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

FPA NEW INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2024, in valuing the Fund's assets carried at fair value:

Investments	Level 1	Level 2	Level 3	Total
Asset-Backed Securities
Auto	—	$742,976,253	—	$742,976,253
Collateralized Loan Obligation	—	367,373,994	$11,518,874	378,892,868
Credit Card	—	260,287,154	—	260,287,154
Equipment	—	1,212,660,560	11,290,133	1,223,950,693
Other	—	1,023,446,648	—	1,023,446,648
Commercial Mortgage-Backed Securities
Agency	—	1,158,479,400	—	1,158,479,400
Agency Stripped	—	32,073,825	—	32,073,825
Non-Agency	—	540,060,130	—	540,060,130
Corporate Bank Debt	—	57,551,608	13,842,849	71,394,457
Corporate Bonds
Communications	—	5,719,477	—	5,719,477
Consumer Discretionary	—	19,994,258	—	19,994,258
Financials	—	201,981,537	38,914,000	240,895,537
Health Care	—	43,257,540	—	43,257,540
Technology	—	—	42,500,000	42,500,000
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	2,001,627	—	2,001,627
Agency Pool Adjustable Rate	—	170,733,172	—	170,733,172
Agency Pool Fixed Rate	—	1,013,575,644	—	1,013,575,644
Non-Agency Collateralized Mortgage Obligation	—	397,290,826	—	397,290,826

FPA NEW INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
U.S. Treasury Notes & Bonds	—	$600,931,214	—	$600,931,214
Common Stocks
Metals & Mining	—	—	$55,114,609	55,114,609
Real Estate Services	$5,124,049	—	—	5,124,049
Transportation & Logistics	—	—	76,128,400	76,128,400
Short-Term Investments	102,316,425	362,765,128	—	465,081,553
	$107,440,474	$8,213,159,995	$249,308,865	$8,569,909,334

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities — Collateralized Loan Obligation	Asset-Backed Securities — Equipment	Corporate Bank Debt	Corporate Bonds	Common Stocks
Beginning balance September 30, 2023	$18,957,184	$13,878,426	$14,637,886	$68,523,000	$110,739,264
Transfers into Level 3 during the period	—	—	—	—	—
Transfers out of Level 3 during the period	—	—	—	—	—
Total realized gain/(loss)	—	1,627	421,304	—	—
Total unrealized appreciation/(depreciation)	—	599,749	(1,116,059)	—	20,563,395
Net purchases	—	—	—	12,891,000	—
Net sales	(7,438,310)	(3,189,669)	(100,282)	—	(59,650)
Balance as of March 31, 2024	$11,518,874	$11,290,133	$13,842,849	$81,414,000	$131,243,009

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2024.

Asset Class	Fair Value March 31, 2024	Valuation Methodologies	Unobservable Input	Input Range/Value	Valuation Weighted Average of Input	Impact to Valuation from an Increase in Input(1)
Asset-Backed Securities — Collateralized Loan Obligations	$11,518,874	Third-Party Broker Quote(2)	Quotes/Prices	$100.00	$100.00	Increase
Asset-Backed Securities — Equipment	$11,290,133	Third-Party Broker Quote(2)	Quotes/Prices	$86.25	$86.25	Increase
Common Stocks	$76,128,400	Pricing Model(3)	Last Executed Trade	$20.00	$20.00	Increase
	$55,114,609	Pricing Model(4)	Transaction Terms	$1.97	$1.97	Increase
Corporate Bank Debt	$18,583,756	Third-Party Broker Quote(2)	Quotes/Prices	$95.73	$95.73	Increase
	$(4,740,907)	Pricing Model(5)	Quotes/Prices	$50.00	$50.00	Increase
Corporate Bonds	$81,414,000	Pricing Model(6)	Cost	$100.00	$100.00	Decrease

(1)  This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

(2)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

FPA NEW INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

(3)  The Pricing Model technique for Level 3 securities involves the last reported trade in the security.

(4)  The Pricing Model technique for Level 3 securities involves the terms of an upcoming third-party acquisition of the company. If the acquisition was not to be completed, the value of the investment may change.

(5)  The Pricing Model technique for Level 3 securities involves recently quoted funding prices of the security.

(6)  The fair value of the investment is based on the initial purchase price or more recent capital activity. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

NOTE 9 — Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of a least 5% of the voting securities. Issuers that are affiliates of the Fund at period-end are noted in the Fund's Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2024 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end:

Security Description	Shares Held as of September 30, 2023	Beginning Value as of September 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on Sales Affiliated Investment	Change in Unrealized Appreciation (Depreciation)	Transfer In (Out)	Ending Value as of March 31, 2024	Shares Held as of March 31, 2024	Dividend Income from Affiliated Investments
Boart Longyear Group Ltd.(a)	43,018,605	$41,212,449	—	—	—	$(41,212,449)	$(55,114,609)	—	43,018,605	—
PHI Group, Inc.(a)(b)(c)	3,806,420	69,467,165	—	—	—	6,661,235	—	$76,128,400	3,806,420	—
Total		$110,679,614	—	—	—	$(34,551,214)	$(55,114,609)	$76,128,400		—

(a)  Investments categorized as a significant unobservable input (Level 3) (See Note 8 of the Notes to Financial Statements).

(b)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 0.89% of total net assets at March, 31, 2024.

(c)  Restricted securities. These restricted securities constituted 0.89% of total net assets at March 31, 2024, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

NOTE 10 — Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund's investment objective and investment strategies. Investments in restricted securities are valued at net asset value as a practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

FPA NEW INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

As of March 31, 2024, the Fund invested in the following restricted securities:

Issuer	Initial Acquisition Date	Cost	Fair Value	Fair Value as a % of Net Assets
Apollo Debt Solution BDC Senior Notes, 8.620%, 9/28/2028	08/10/2023	$26,023,000	$26,023,000	0.30%
Axiom Global, Inc., 10.179% (1-Month Term SOFR+485 basis points), 10/01/2026	11/18/2021	22,447,090	21,866,741	0.26%
BTC Offshore Holdings Fund, 8.230%, 10/20/2029	10/25/2021	11,518,874	11,518,874	0.13%
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan, 10.180% (1-Month Term SOFR+485 basis points), 11/12/2027	04/30/2021	1,063,944	1,021,681	0.01%
Capstone Acquisition Holdings, Inc. 2020 Term Loan, 10.180% (1-Month Term SOFR+485 basis points), 11/12/2027	04/30/2021	18,239,572	17,562,075	0.21%
Copper Property CTL Pass Through Trust	10/05/2017	25,752,396	5,124,049	0.06%
Frontier Communications Holdings LLC, 9.195% (1-Month Term SOFR+386.4 basis points), 10/08/2027	04/09/2021	22,924,507	22,931,053	0.27%
Heartland Dental LLC/Heartland Dental Finance Corp., 10.500% (1-Month Term SOFR+0.000 basis points), 04/30/2028	08/02/2021	40,404,733	43,257,540	0.51%
Hlend Senior Notes, 8.170%, 03/15/2028	02/16/2023	42,500,000	42,500,000	0.50%
JC Penney Corp., Inc., 9.500% (3-Month USD Libor+425 basis points), 06/23/2025	02/03/2021	—	2,670	0.00%
Lealand Finance Company B.V. Senior Exit LC, 5.250%, 06/30/2027	02/28/2020	(24,132)	(3,825,045)	-0.04%
McDermott Tanks Secured LC, 5.127%, 12/31/2026	02/28/2020	(12,909)	(915,862)	-0.01%
McDermott Technology Americas, Inc., 6.443%, (1-Month Term SOFR+111.4 basis points), 12/31/2027	03/25/2024	132,041	134,580	0.00%
OCREDIT BDC Senior Notes, 7.770%, 03/07/2029	02/22/2024	12,891,000	12,891,000	0.15%
PHI Group, Inc.	08/19/2019	31,131,405	76,128,400	0.89%
Prop 2017-1A, 5.300%, 3/15/2042	02/09/2017	13,083,332	11,290,133	0.13%
Windstream Services LLC, 11.676% (1-Month Term SOFR+635 basis points), 09/21/2027	08/11/2020	11,720,696	12,616,564	0.15%
		$279,795,549	$300,127,453	3.52%

FPA NEW INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 11 — Market Disruption and Geopolitical Risks

Certain local, regional, or global events such as war, acts of terrorism, the spread of infectious illness and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and others like them are collectively referred to as "Market Disruptions and Geopolitical Risks" and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Funds' performance, the performance of the securities in which the Funds invest and may lead to losses on your investment. The ultimate impact of "Market Disruptions and Geopolitical Risks" on the financial performance of the Funds' investments is not reasonably estimable at this time. Management is actively monitoring these events.

NOTE 12 — New Accounting Pronouncements

Effective January 24, 2023, the Securities and Exchange Commission (the "SEC") adopted rule and form amendments to require mutual funds and exchange-traded funds ("ETFs") to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Certain information, including financial statements, will no longer appear in the funds' streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

NOTE 13 — Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund's related events and transactions that occurred through the date of issuance of the Fund's financial statements.

Effective April 30, 2024, the Fund's current class of shares is designated as Institutional Class Shares. In addition, the Fund launched an Investor Class Shares and adopted a Shareholder Servicing Plan. Pursuant to the Shareholder Service Plan adopted by the Board of Trustees of the Trust, on behalf of the Fund, the Fund may pay a fee at an annual rate of up to 0.10% and 0.25% of the average daily net assets attributable to Institutional Class shares and Investor Class shares, respectively, to shareholder servicing agents. The adoption of the Shareholder Service Plan does not constitute a change to the current fees being paid by Fund shareholders.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund's financial statements.

FPA NEW INCOME FUND
EXPENSE EXAMPLE

For the Six Months Ended March 31, 2024 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The information in the row titled "Actual Performance" of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled "Hypothetical (5% annual return before expenses)" of the table below provides hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical (5% annual return before expenses)
Beginning Account Value 10/1/23	$1,000.00	$1,000.00
Ending Account Value 3/31/24	$1,046.90	$1,022.75
Expenses Paid During Period* 10/1/23-3/31/24	$2.30	$2.28

*  Expenses are equal to the Fund's annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

FPA NEW INCOME FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

FUND CO-ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201-2175

or

235 West Galena Street
Milwaukee, Wisconsin 53212-3948
(800) 638-3060

CO-ADMINISTRATOR

Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

TICKER SYMBOL: FPNIX
CUSIP: 30254T643

CUSTODIAN

UMB Bank, n.a.,
928 Grand Boulevard
Kansas City, Missouri 64106

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, California 92626

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

This report has been prepared for the information of shareholders of FPA New Income Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at fpa.com/funds or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2023 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at fpa.com/funds. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

(b)	Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Sandra Brown, who is a member of the Registrant’s Audit Committee and Board of Trustees, is an “audit committee financial expert” and is “independent” as those terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics for the Registrant’s Principal Executive and Financial Officers. Incorporated by reference to the Registrant’s Form N-CSR filed on March 10, 2023.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Investment Managers Series TRUST III

By:	/s/ Maureen A. Quill
Maureen A. Quill
President (principal executive officer)

Date:	June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Maureen A. Quill
Maureen A. Quill
President (principal executive officer)

Date:	June 7, 2024

By:	/s/ Rita Dam
Rita Dam
Treasurer (principal financial officer)

Date:	June 7, 2024